                                                                    EXHIBIT 99.1



NEWS
----
    CONTACT:       INVESTOR RELATIONS            MEDIA RELATIONS
                   ------------------            ---------------
                   JOHN ANDREWS                  TIMOTHY LEE
                   212-762-8131                  212-392-8709
                                                 JEANMARIE MCFADDEN
                                                 212-762-7842



                     MORGAN STANLEY, DEAN WITTER, DISCOVER
           THIRD QUARTER NET INCOME UP 51% TO A RECORD $678 MILLION;
                         NET REVENUES INCREASE BY 46%


NEW YORK, September 23, 1997 - Morgan Stanley, Dean Witter, Discover & Co. (NYSE : MWD) today reported record net income of $678 million for the third fiscal quarter ended August 31, 1997 -- a 51 percent increase from last year's pro forma third fiscal quarter $450 million. Earnings per share were $1.09 on a fully-diluted basis, 51 percent greater than the pro forma $.72 in the third quarter a year ago. Excluding goodwill amortization resulting from acquisitions, earnings per share were $1.12 on a fully-diluted basis.

Net revenues (total revenues less interest expense and the provision for loan losses) were a record $4,107 million, 46 percent ahead of $2,807 million in the third quarter of 1996. The annualized return on average common equity for the third fiscal quarter of this year was 22.8 percent.

Philip J. Purcell, Chairman, and John J. Mack, President, said in a joint
statement,     "We had a terrific quarter, with record or near record earnings in each of our major businesses -- securities, asset management and credit services. There's no question that the merger is working exceptionally well. You can especially see the benefits in investment banking and retail securities. Our people are working together, we're capitalizing on our complementary strengths and we had a great market environment."

Net revenues for the first nine months of fiscal 1997 rose 25 percent to $11,101 million. Nine month net income, excluding merger related expenses, increased to $1,839 million, 22 percent higher than last year's pro forma $1,511 million. Nine month fully-diluted earnings per share, excluding merger-related expenses and goodwill amortization, were $3.04 up 25% from last year's $2.44. Including merger-related expenses and goodwill amortization, nine month fully-diluted earnings per share were $2.84.

The merger of the two firms, which was accounted for as a pooling of interests, was completed on May 31 after more than 85 percent of the shares outstanding were voted in favor of the combination.

SECURITIES
The Company's securities business posted record quarterly net income of $359 million, a 32 percent increase from last year:

o Investment banking revenues were up 68 percent, reflecting a doubling in revenues from mergers and acquisitions as well as strong increases in equity and debt underwriting. The Company ranked first worldwide and first in Europe in equity and equity-related underwritings, and maintained its leadership position in announced global M&A transactions. The Company ranked second in both high yield and U.S. investment grade debt underwriting.*

*Source: Securities Data Corp. - January 1 to August 31, 1997.

o Institutional sales and trading achieved record revenues in equities, foreign exchange and commodities.

o Dean Witter Securities revenues climbed to a record quarterly level, reflecting strong increases in the sales of equity products through the branch system.

o The number of Dean Witter account executives grew to 9,634, up 261 for the quarter and 815 from a year ago.

o Dean Witter's total client assets rose by $17 billion during the quarter and $34 billion during the first nine months of the fiscal year to a record $288 billion. 518,000 new client accounts have been added since last November.

ASSET MANAGEMENT

Asset management net income was a record $185 million, 153 percent ahead of a year ago. The increase reflects growth in assets under management, including growth in the Company's mutual fund business, and substantial gains in its merchant banking portfolio:

o The Company had approximately $325 billion of assets under management and supervision at quarter end.

o Retail assets, managed primarily by InterCapital and Van Kampen American Capital, rose to $186 billion -- up $12 billion for the quarter and $85 billion from a year ago. The increase in assets under management from a year ago includes last October's acquisition of Van Kampen.

o Institutional assets, managed primarily by Morgan Stanley Asset Management and Miller Anderson & Sherrerd, increased by $10 billion for the quarter and $37 billion over the last twelve months -- to stand at $139 billion.

o Assets under administration in the global custody business declined marginally during the quarter to $403 billion.

o Merchant Banking generated third quarter investment gains of $166 million. The largest gain was on its position in Fort James Corp., which was formed as a result of the merger of Fort Howard Corp. and James River Corp.

CREDIT AND TRANSACTION SERVICES

Credit and Transaction Services net income was $134 million, 29 percent higher than last year's third fiscal quarter. Net revenues increased by 11 percent to $765 million despite a 24 percent increase in the provision for loan losses. The increase in the provision was driven by higher write-offs.

o Merchant and cardmember fees were $542 million on a managed loan basis, up 22 percent from last year's third quarter. The increase was primarily the result of the pricing actions taken in 1996.

o Managed loans of $34.9 billion were up $2.7 billion, or 8 percent, from the third quarter of 1996.

o Net interest income, on a managed loan basis, rose 11 percent over last year's third quarter to $815 million, in line with average loan growth.

o The NOVUS Network enrolled more than 100,000 new merchant locations during the quarter. The Indianapolis Colts and the Escada and Donna Karan
    International retail chains joined the NOVUS Network.

o Finally, Discover Brokerage Direct, the Company's on-line brokerage service, reported 84,000 internet trades in August -- nearly triple the monthly volume of nine months earlier.

Total capital (stockholders' equity and long-term debt) at August 31, 1997 was $33.4 billion, including $12.8 billion of common and preferred stockholders' equity. Book value per common share was $20.25, based on quarter-end shares of 591,895,690.

Morgan Stanley, Dean Witter, Discover & Co. is a global financial services firm and a market leader in securities, asset management, and credit and transaction services. The Company has offices in New York, London, Tokyo, Hong Kong and other principal financial centers around the world and has 390 securities branch offices throughout the United States.

                                     # # #
                             (See Attached Tables)

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)


                                                                              Quarter Ended              Percentage
                                                                    Aug 31, 1997       Aug 31, 1996        Change
                                                                    ------------       ------------     ------------
Net revenues
 Securities                                                       $       2,621     $        1,775              48%
 Asset Management                                                           721                341             111%
 Credit and Transaction Services                                            765                691              11%
                                                                    ------------       ------------
 Consolidated net revenues                                        $       4,107     $        2,807              46%
                                                                    ============       ============
Net income
 Securities                                                       $         359     $          273              32%
 Asset Management                                                           185                 73             153%
 Credit and Transaction Services                                            134                104              29%
                                                                    ------------       ------------
 Consolidated net income                                          $         678     $          450              51%
                                                                    ============       ============
 Preferred stock dividend requirements                            $          15     $           15              --
                                                                    ============       ============
 Earnings applicable to common shares                             $         663     $          435              52%
                                                                    ============       ============
 Merger and restructuring charges                                 $           0     $            0              --
                                                                    ============       ============
 Earnings applicable to common shares
    after merger charges                                          $         663     $          435              52%
                                                                    ============       ============

Earnings per common share
 Primary                                                          $        1.11     $        0.74               50%
 Fully diluted                                                    $        1.09     $        0.72               51%
 Fully diluted, excluding
    merger charges                                                $        1.09     $        0.72               51%
 Fully diluted, excluding merger
    and acquisition charges (1)                                   $        1.12     $        0.73               53%
Average common shares outstanding
 Primary                                                            597,921,853       589,024,786
 Fully diluted                                                      610,187,894       601,310,453
Period end common shares outstanding                                591,895,690       576,822,688

Return on common equity                                                   22.8%             18.1%
Return on common equity excluding
 merger and acquisition charges (1)                                       23.4%             18.3%


(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)


                                                                 Quarter Ended                  Percentage
                                                       Aug 31, 1997          May 31, 1997         Change
                                                       -------------         ------------       ------------
Net revenues
 Securities                                          $       2,621       $         2,145             22%
 Asset Management                                              721                   638             13%
 Credit and Transaction Services                               765                   737              4%
                                                        ----------          ------------
 Consolidated net revenues                           $       4,107       $         3,520             17%
                                                        ==========          ============
Net income
 Securities                                          $         359       $           312             15%
 Asset Management                                              185                   149             24%
 Credit and Transaction Services                               134                   129              4%
                                                        ----------          ------------
 Consolidated net income                             $         678      $            590             15%
                                                        ==========          ============
 Preferred stock dividend requirements               $          15      $             18            (17%)
                                                        ==========          ============
 Earnings applicable to common shares                $         663      $            572             16%
                                                        ==========          ============
 Merger and restructuring charges                    $           0      $             63              *
                                                        ==========          ============
 Earnings applicable to common shares
    after merger charges                             $         663      $            509             30%
                                                        ==========          ============

Earnings per common share
 Primary                                             $        1.11      $           0.85             31%
 Fully diluted                                       $        1.09      $           0.83             31%
 Fully diluted, excluding
    merger charges                                   $        1.09      $           0.94             16%
 Fully diluted, excluding merger
    and acquisition charges (1)                      $        1.12      $           0.97             15%
Average common shares outstanding
 Primary                                               597,921,853           598,282,535
 Fully diluted                                         610,187,894           611,724,590
Period end common shares outstanding                   591,895,690           586,342,798

Return on common equity                                       22.8%                 18.3%
Return on common equity excluding
 merger and acquisition charges (1)                           23.4%                 21.2%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                               Financial Summary
              (unaudited, dollars in millions, except per share data)

                                                                  Nine Months Ended            Percentage
                                                     Aug 31, 1997              Aug 31, 1996       Change
                                                     ------------              ------------    ------------
Net revenues
 Securities                                         $         6,985            $        5,865          19%
 Asset Management                                             1,868                       968          93%
 Credit and Transaction Services                              2,248                     2,072           8%
                                                       ------------              ------------
 Consolidated net revenues                          $        11,101            $        8,905          25%
                                                       ============              ============
Net income
 Securities                                         $         1,029            $          961           7%
 Asset Management                                               421                       216          95%
 Credit and Transaction Services                                389                       334          16%
                                                       ------------              ------------
 Consolidated net income                            $         1,839            $        1,511          22%
                                                       ============              ============
 Preferred stock dividend requirements              $            52            $           48           8%
                                                       ============              ============
 Earnings applicable to common shares               $         1,787            $        1,463          22%
                                                       ============              ============
 Merger and restructuring charges                   $            63            $            0           *
                                                       ============              ============
 Earnings applicable to common shares
    after merger charges                            $         1,724            $        1,463          18%
                                                       ============              ============

Earnings per common share
 Primary                                            $          2.91            $         2.45          19%
 Fully diluted                                      $          2.84            $         2.41          18%
 Fully diluted, excluding
    merger charges                                  $          2.95            $         2.41          22%
 Fully diluted, excluding merger
    and acquisition charges (1)                     $          3.04            $         2.44          25%
Average common shares outstanding
 Primary                                                593,418,453               596,045,322
 Fully diluted                                          607,875,297               608,420,103
Period end common shares outstanding                    591,895,690               576,822,688

Return on common equity                                        20.6%                     20.7%
Return on common equity excluding
 merger and acquisition charges (1)                            22.1%                     21.0%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                   Consolidated Income Statement Information
             (unaudited, dollars in millions, except per share data)

                                                                   Quarter Ended                  Percentage
                                                       Aug 31, 1997              Aug 31, 1996       Change
                                                       ------------              ------------     -----------
Investment banking                                  $           818            $          486             68%
Principal transactions:
 Trading                                                        778                       534             46%
 Investments                                                    206                        29            610%
Commissions                                                     559                       417             34%
Fees:
 Asset mgmt, distribution & admin fees                          656                       423             55%
 Merchant and cardmember                                        433                       366             18%
 Servicing                                                      196                       207             (5%)
Interest and dividends                                        3,570                     3,035             18%
Other                                                            41                        29             41%
                                                       ------------              ------------
 Total revenues                                     $         7,257            $        5,526             31%
Interest expense                                              2,765                     2,412             15%
Provision for consumer loan losses                              385                       307             25%
                                                       ------------              ------------
 Net revenues                                       $         4,107            $        2,807             46%
                                                       ------------              ------------
Compensation and benefits                                     1,849                     1,170             58%
Occupancy and equipment                                         134                       122             10%
Brokerage, clearing and exchange fees                           130                        76             71%
Info processing and communications                              249                       247              1%
Marketing and business development                              293                       247             19%
Professional services                                           127                        84             51%
Other                                                           219                       165             33%
                                                       ------------              ------------
 Total non-interest expenses                        $         3,001            $        2,111             42%
                                                       ------------              ------------
Income before income taxes                                    1,106                       696             59%
Income tax expense                                              428                       246             74%
                                                       ------------              ------------
Net income before merger charges                    $           678            $          450             51%
                                                       ============              ============
Preferred stock dividend requirements               $            15            $           15             --
                                                       ============              ============
Earnings applicable to common shares                $           663            $          435             52%
                                                       ============              ============
Merger and restructuring charges,
 net of taxes                                       $             0            $            0             --
                                                       ============              ============
Earnings applicable to common shares
 after merger charges                               $           663            $          435            52%
                                                       ============              ============

Earnings per common share:
 Primary                                            $          1.11            $         0.74            50%
 Fully diluted                                      $          1.09            $         0.72            51%
 Fully diluted, excluding
    merger charges                                  $          1.09            $         0.72            51%
 Fully diluted, excluding merger
    and acquisition charges (1)                     $          1.12            $         0.73            53%
Average common shares outstanding:
 Primary                                                597,921,853               589,024,786
 Fully diluted                                          610,187,894               601,310,453

Return on common equity                                        22.8%                     18.1%
Return on common equity excluding
 merger and acquisition charges (1)                            23.4%                     18.3%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                   Consolidated Income Statement Information
             (unaudited, dollars in millions, except per share data)

                                                                        Quarter Ended                Percentage
                                                            Aug 31, 1997             May 31, 1997      Change
                                                            ---------------          ------------    ------------
Investment banking                                          $           818       $           581             41%
Principal transactions:
 Trading                                                                778                   722              8%
 Investments                                                            206                   136             51%
Commissions                                                             559                   484             15%
Fees:
 Asset mgmt, distribution & admin                                       656                   610              8%
 Merchant and cardmember                                                433                   424              2%
 Servicing                                                              196                   186              5%
Interest and dividends                                                3,570                 3,197             12%
Other                                                                    41                    36             14%
                                                               ------------          ------------
 Total revenues                                             $         7,257       $         6,376             14%
Interest expense                                                      2,765                 2,478             12%
Provision for consumer loan losses                                      385                   378              2%
                                                               ------------          ------------
 Net revenues                                               $         4,107       $         3,520             17%
                                                               ------------          ------------
Compensation and benefits                                             1,849                 1,505             23%
Occupancy and equipment                                                 134                   127              6%
Brokerage, clearing and exchange fees                                   130                   113             15%
Info processing and communications                                      249                   267             (7%)
Marketing and business development                                      293                   274              7%
Professional services                                                   127                    99             28%
Other                                                                   219                   178             23%
                                                               ------------          ------------
 Total non-interest expenses                                $         3,001       $         2,563             17%
                                                               ------------          ------------
Income before income taxes                                            1,106                   957             16%
Income tax expense                                                      428                   367             17%
                                                               ------------          ------------
Net income before merger charges                            $           678       $           590             15%
                                                               ============          ============
Preferred stock dividend requirements                       $            15       $            18            (17%)
                                                               ============          ============
Earnings applicable to common shares                        $           663       $           572             16%
                                                               ============          ============
Merger and restructuring charges,
 net of taxes                                               $             0       $            63             *
                                                               ============          ============
Earnings applicable to common shares
 after merger charges                                       $           663       $           509             30%
                                                               ============          ============

Earnings per common share:
 Primary                                                    $          1.11       $          0.85             31%
 Fully diluted                                              $          1.09       $          0.83             31%
 Fully diluted, excluding
    merger charges                                          $          1.09       $          0.94             16%
 Fully diluted, excluding merger
    and acquisition charges (1)                             $          1.12       $          0.97             15%
Average common shares outstanding:
 Primary                                                        597,921,853           598,282,535
 Fully diluted                                                  610,187,894           611,724,590

Return on common equity                                                22.8%                 18.3%
Return on common equity excluding
 merger and acquisition charges (1)                                    23.4%                 21.2%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                   Consolidated Income Statement Information
             (unaudited, dollars in millions, except per share data)

                                                                     Nine Months Ended        Percentage
                                                                Aug 31, 1997   Aug 31, 1996     Change
                                                                ------------  -------------   ----------
Investment banking                                             $       1,921  $      1,548        24%
Principal transactions:
 Trading                                                               2,369         2,037        16%
 Investments                                                             398            60       563%
Commissions                                                            1,533         1,328        15%
Fees:
 Asset mgmt, distribution & admin                                      1,853         1,243        49%
 Merchant and cardmember                                               1,293         1,050        23%
 Servicing                                                               582           585        (1%)
Interest and dividends                                                10,136         8,679        17%
Other                                                                    108            94        15%
                                                                ------------   ------------
 Total revenues                                                $      20,193  $     16,624        21%
Interest expense                                                       7,952         6,927        15%
Provision for consumer loan losses                                     1,140           792        44%
                                                                ------------   ------------
 Net revenues                                                  $      11,101  $      8,905        25%
                                                                ------------   ------------
Compensation and benefits                                             4,844          3,742        29%
Occupancy and equipment                                                 389            361         8%
Brokerage, clearing and exchange fees                                   338            231        46%
Info processing and communications                                      786            716        10%
Marketing and business development                                      855            730        17%
Professional services                                                   319            226        41%
Other                                                                   579            513        13%
                                                                ------------   ------------
 Total non-interest expenses                                   $      8,110 $        6,519        24%
                                                                ------------   ------------
Income before income taxes                                            2,991          2,386        25%
Income tax expense                                                    1,152            875        32%
                                                                ------------   ------------
Net income before merger charges                               $      1,839 $        1,511        22%
                                                                ============   ============
Preferred stock dividend requirements                          $         52 $           48         8%
                                                                ============   ============
Earnings applicable to common shares                           $      1,787 $        1,463        22%
                                                                ============   ============
Merger and restructuring charges,
 net of taxes                                                  $         63 $            0         *
                                                                ============   ============
Earnings applicable to common shares
 after merger charges                                          $      1,724 $        1,463        18%
                                                                ============   ============

Earnings per common share:
 Primary                                                       $       2.91 $         2.45        19%
 Fully diluted                                                 $       2.84 $         2.41        18%
 Fully diluted, excluding
    merger charges                                             $       2.95 $         2.41        22%
 Fully diluted, excluding merger
    and acquisition charges (1)                                $       3.04 $         2.44        25%
Average common shares outstanding:
 Primary                                                        593,418,453    596,045,322
 Fully diluted                                                  607,875,297    608,420,103

Return on common equity                                                20.6%          20.7%
Return on common equity excluding
 merger and acquisition charges (1)                                    22.1%          21.0%

(1) Excludes the effects of expenses associated with the merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc. and amortization of goodwill.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Securities and Asset Management Income Statement Information
                       (unaudited, dollars in millions)

                                                            Quarter Ended                 Percentage
                                                         Aug 31, 1997    Aug 31, 1996       Change
                                                         ------------    ------------    ------------
Investment banking                                      $         818   $         486             68%
Principal transactions:
 Trading                                                          778             534             46%
 Investments                                                      206              29            610%
Commissions                                                       550             417             32%
Asset mgmt, distribution & admin fees                             656             423             55%
Interest and dividends                                          2,758           2,359             17%
Other                                                              38              28             36%
                                                         ------------    ------------
 Total revenues                                         $       5,804   $       4,276             36%
Interest expense                                                2,462           2,160             14%
                                                         ------------    ------------
 Net revenues                                           $       3,342   $       2,116             58%
                                                         ------------    ------------

Compensation and benefits                                       1,713           1,051             63%
Occupancy and equipment                                           118             108              9%
Brokerage, clearing and exchange fees                             126              76             66%
Info processing and communications                                141             124             14%
Marketing and business development                                101              63             60%
Professional services                                             103              71             45%
Other                                                             146              93             57%
                                                         ------------    ------------
 Total non-interest expenses                            $       2,448   $       1,586             54%
                                                         ------------    ------------
Income before income taxes                                        894             530             69%
Income tax expense                                                350             184             90%
                                                         ------------    ------------
Net income                                              $         544   $         346             57%
                                                         ============    ============

Comp & benefits as a % of net revenues                            51%             50%
Non-comp exps as a % of net revenues                              22%             25%
Profit margin (1)                                                 16%             16%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Securities and Asset Management Income Statement Information
                       (unaudited, dollars in millions)

                                                            Quarter Ended                Percentage
                                                         Aug 31, 1997    May 31, 1997      Change
                                                         ------------    ------------    ------------
Investment banking                                      $         818   $         581             41%
Principal transactions:
 Trading                                                          778             722              8%
 Investments                                                      206             136             51%
Commissions                                                       550             476             16%
Asset mgmt, distribution & admin fees                             656             610              8%
Interest and dividends                                          2,758           2,416             14%
Other                                                              38              33             15%
                                                         ------------    ------------
 Total revenues                                         $       5,804   $       4,974             17%
Interest expense                                                2,462           2,191             12%
                                                         ------------    ------------
 Net revenues                                           $       3,342   $       2,783             20%
                                                         ------------    ------------

Compensation and benefits                                       1,713           1,369             25%
Occupancy and equipment                                           118             112              5%
Brokerage, clearing and exchange fees                             126             109             16%
Info processing and communications                                141             149             (5%)
Marketing and business development                                101             100              1%
Professional services                                             103              83             24%
Other                                                             146             114             28%
                                                         ------------    ------------
 Total non-interest expenses                            $       2,448   $       2,036             20%
                                                         ------------    ------------
Income before income taxes                                        894             747             20%
Income tax expense                                                350             286             22%
                                                         ------------    ------------
Net income                                                 $      544   $         461             18%
                                                         ============    ============

Comp & benefits as a % of net revenues                            51%             49%
Non-comp exps as a % of net revenues                              22%             24%
Profit margin (1)                                                 16%             17%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Securities and Asset Management Income Statement Information
                       (unaudited, dollars in millions)


                                                           Nine Months Ended             Percentage
                                                         Aug 31, 1997    Aug 31, 1996      Change
                                                         ------------    ------------    ------------
Investment banking                                      $       1,921   $       1,548             24%
Principal transactions:
 Trading                                                        2,369           2,037             16%
 Investments                                                      398              60            563%
Commissions                                                     1,515           1,328             14%
Asset mgmt, distribution & admin fees                           1,853           1,243             49%
Interest and dividends                                          7,776           6,681             16%
Other                                                             100              92              9%
                                                         ------------    ------------
 Total revenues                                         $      15,932   $      12,989             23%
Interest expense                                                7,079           6,156             15%
                                                         ------------    ------------
Net revenues                                            $       8,853   $       6,833             30%
                                                         ------------    ------------

Compensation and benefits                                       4,437           3,383             31%
Occupancy and equipment                                           343             319              8%
Brokerage, clearing and exchange fees                             330             231             43%
Info processing and communications                                432             369             17%
Marketing and business development                                297             202             47%
Professional services                                             261             191             37%
Other                                                             386             286             35%
                                                         ------------    ------------
 Total non-interest expenses                            $       6,486   $       4,981             30%
                                                         ------------    ------------
Income before income taxes                                      2,367           1,852             28%
Income tax expense                                                917             675             36%
                                                         ------------    ------------
Net income                                              $       1,450   $       1,177             23%
                                                         ============    ============

Comp & benefits as a % of net revenues                            50%             50%
Non-comp exps as a % of net revenues                              23%             23%
Profit margin (1)                                                 16%             17%

(1) Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)

                                                          Quarter Ended          Percentage
                                                     Aug 31, 1997 Aug 31, 1996     Change
                                                     ------------ ------------  ------------
Fees:
 Merchant and cardmember                              $      433   $     366           18%
 Servicing                                                   196         207           (5%)
Commissions                                                    9           0           *
Other                                                          3           1          200%
                                                       ---------   ---------
 Total non-interest revenues                          $      641   $     574           12%

Interest revenue                                             812         676           20%
Interest expense                                             303         252           20%
                                                       ---------   ---------
 Net interest income                                         509         424           20%

Provision for consumer loan losses                           385         307           25%
                                                       ---------   ---------
 Net credit income                                           124         117            6%

                                                       ---------   ---------
 Net revenues                                         $      765   $     691           11%
                                                       ---------   ---------

Compensation and benefits                                    136         119           14%
Occupancy and equipment                                       16          14           14%
Brokerage, clearing and exchange fees                          4           0           *
Info processing and communications                           108         123          (12%)
Marketing and business development                           192         184            4%
Professional services                                         24          13           85%
Other                                                         73          72            1%
                                                       ---------   ---------
 Total non-interest expenses                          $      553   $     525            5%
                                                       ---------   ---------

Income before income taxes                                   212         166           28%
Income tax expense                                            78          62           26%
                                                       ---------   ---------
Net income                                            $      134   $     104           29%
                                                       =========   =========

Comp & benefits as a % of net revenues                       18%         17%
Non-comp exps as a % of net revenues                         55%         59%
Profit margin (1)                                            18%         15%

(1) Net income as a % of net revenues.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)

                                                          Quarter Ended          Percentage
                                                     Aug 31, 1997 May 31, 1997     Change
                                                     ------------ ------------  ------------
Fees:
 Merchant and cardmember                             $       433   $       424         2%
 Servicing                                                   196           186         5%
Commissions                                                    9             8        13%
Other                                                          3             3        --
                                                     -----------   -----------
 Total non-interest revenues                         $       641   $       621         3%

Interest revenue                                             812           781         4%
Interest expense                                             303           287         6%
                                                     -----------   -----------
 Net interest income                                         509           494         3%

Provision for consumer loan losses                           385           378         2%
                                                     -----------   -----------
 Net credit income                                           124           116         7%

                                                     -----------   -----------
 Net revenues                                        $       765   $       737         4%
                                                     -----------   -----------

Compensation and benefits                                    136           136        --
Occupancy and equipment                                       16            15         7%
Brokerage, clearing and exchange fees                          4             4        --
Info processing and communications                           108           118        (8%)
Marketing and business development                           192           174        10%
Professional services                                         24            16        50%
Other                                                         73            64        14%
                                                     -----------   -----------
 Total non-interest expenses                         $       553   $       527         5%
                                                     -----------   -----------

Income before income taxes                                   212           210         1%
Income tax expense                                            78            81        (4%)
                                                     -----------   -----------
Net income                                           $       134   $       129         4%
                                                     ===========   ===========

Comp & benefits as a % of net revenues                       18%           18%
Non-comp exps as a % of net revenues                         55%           53%
Profit margin (1)                                            18%           18%

(1) Net income as a % of net revenues.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)

                                                    Nine Months Ended      Percentage
                                                Aug 31, 1997 Aug 31, 1996    Change
                                                ------------ ------------ ------------
Fees:
 Merchant and cardmember                         $    1,293   $    1,050       23%
 Servicing                                              582          585       (1%)
Commissions                                              18            0       *
Other                                                     8            2      300%
                                                 ----------   ----------
 Total non-interest revenues                     $    1,901   $    1,637       16%

Interest revenue                                      2,360        1,998       18%
Interest expense                                        873          771       13%
                                                 ----------   ----------
 Net interest income                                  1,487        1,227       21%

Provision for consumer loan losses                    1,140          792       44%
                                                 ----------   ----------
 Net credit income                                      347          435      (20%)

                                                 ----------   ----------
 Net revenues                                    $    2,248   $    2,072        8%
                                                 ----------   ----------

Compensation and benefits                               407          359       13%
Occupancy and equipment                                  46           42       10%
Brokerage, clearing and exchange fees                     8            0       *
Info processing and communications                      354          347        2%
Marketing and business development                      558          528        6%
Professional services                                    58           35       66%
Other                                                   193          227      (15%)
                                                 ----------   ----------
 Total non-interest expenses                     $    1,624   $    1,538        6%
                                                 ----------   ----------

Income before income taxes                              624          534       17%
Income tax expense                                      235          200       18%
                                                 ----------   ----------
Net income                                       $      389   $      334       16%
                                                 ==========   ==========

Comp & benefits as a % of net revenues                  18%          17%
Non-comp exps as a % of net revenues                    54%          57%
Profit margin (1)                                       17%          16%

(1) Net income as a % of net revenues.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)
                            (Managed loan basis)


                                                          Quarter Ended              Percentage
                                                   Aug 31, 1997   Aug 31, 1996          Change
                                                 --------------   ----------------   ------------
Fees:
 Merchant and cardmember                        $           542     $          446        22%
 Servicing                                                    0                  0        --
Commissions                                                   9                  0         *
Other                                                         4                  0         *
                                                   ------------       ------------
 Total non-interest revenues                    $           555     $          446        24%

Interest revenue                                          1,322              1,187        11%
Interest expense                                            507                455        11%
                                                   ------------       ------------
 Net interest income                                        815                732        11%

Provision for consumer loan losses                          605                487        24%
                                                   ------------       ------------
 Net credit income                                          210                245       (14%)
                                                   ------------       ------------
 Net revenues                                   $           765     $          691        11%
                                                   ------------       ------------

Compensation and benefits                                   136                119        14%
Occupancy and equipment                                      16                 14        14%
Brokerage, clearing and exchange fees                         4                  0        *
Info processing and communications                          108                123       (12%)
Marketing and business development                          192                184         4%
Professional services                                        24                 13        85%
Other                                                        73                 72         1%
                                                   ------------       ------------
 Total non-interest expenses                    $           553     $          525         5%
                                                   ------------       ------------

Income before income taxes                                  212                166        28%
Income tax expense                                           78                 62        26%
                                                   ------------       ------------
Net income                                      $           134     $          104        29%
                                                   ============       ============

Comp & benefits as a % of net revenues                       18%               17%
Non-comp exps as a % of net revenues                         55%               59%
Profit margin (1)                                            18%               15%

(1) Net income as a % of net revenues.


                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)
                            (Managed loan basis)

                                                          Quarter Ended            Percentage
                                                   Aug 31, 1997     May 31, 1997      Change
                                                   -------------   -------------   ----------
Fees:
 Merchant and cardmember                           $      542       $      528           3%
 Servicing                                                  0                0          --
Commissions                                                 9                8          13%
Other                                                       4                4          --
                                                   ----------       ----------
 Total non-interest revenues                       $      555       $      540           3%

Interest revenue                                        1,322            1,299           2%
Interest expense                                          507              491           3%
                                                   ----------       ----------
 Net interest income                                      815              808           1%

Provision for consumer loan losses                        605              611          (1%)
                                                   ----------       ----------
 Net credit income                                        210              197           7%
                                                   ----------       ----------
 Net revenues                                      $      765       $      737           4%
                                                   ----------       ----------

Compensation and benefits                                 136              136          --
Occupancy and equipment                                    16               15           7%
Brokerage, clearing and exchange fees                       4                4          --
Info processing and communications                        108              118          (8%)
Marketing and business development                        192              174          10%
Professional services                                      24               16          50%
Other                                                      73               64          14%
                                                   ----------       ----------
 Total non-interest expenses                       $      553       $      527           5%
                                                   ----------       ----------

Income before income taxes                                212              210           1%
Income tax expense                                         78               81          (4%)
                                                   ----------       ----------
Net income                                         $      134       $      129           4%
                                                   ==========       ==========
Comp & benefits as a % of net revenues                    18%              18%
Non-comp exps as a % of net revenues                      55%              53%
Profit margin (1)                                         18%              18%

(1) Net income as a % of net revenues.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)
                            (Managed loan basis)

                                                           Nine Months Ended     Percentage
                                                   Aug 31, 1997   Aug 31, 1996      Change
                                                   ------------   ------------   -----------
Fees:
 Merchant and cardmember                           $     1,618    $    1,237         31%
 Servicing                                                   0             0         --
Commissions                                                 18             0          *
Other                                                        9             2        350%
                                                   -----------    ----------
 Total non-interest revenues                       $     1,645    $    1,239         33%

Interest revenue                                         3,906         3,464         13%
Interest expense                                         1,484         1,348         10%
                                                   -----------    ----------
 Net interest income                                     2,422         2,116         14%

Provision for consumer loan losses                       1,819         1,283         42%
                                                   -----------    ----------
 Net credit income                                         603           833        (28%)
                                                   -----------    ----------
 Net revenues                                      $     2,248    $    2,072          8%
                                                   -----------    ----------

Compensation and benefits                                  407           359         13%
Occupancy and equipment                                     46            42         10%
Brokerage, clearing and exchange fees                        8             0          *
Info processing and communications                         354           347          2%
Marketing and business development                         558           528          6%
Professional services                                       58            35         66%
Other                                                      193           227        (15%)
                                                     -----------    ----------
 Total non-interest expenses                       $     1,624    $    1,538          6%
                                                     -----------    ----------

Income before income taxes                                 624           534         17%
Income tax expense                                         235           200         18%
                                                     -----------    ----------
Net income                                         $       389    $      334         16%
                                                     ===========    ==========

Comp & benefits as a % of net revenues                      18%           17%
Non-comp exps as a % of net revenues                        54%           57%
Profit margin (1)                                           17%           16%

(1) Net income as a % of net revenues.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
             Quarterly Consolidated Income Statement Information
                     (unaudited, dollars in millions)

                                                             FOR THE QUARTER ENDED
                                                        8/31/97     5/31/97      2/28/97
                                                      ----------  ----------   -----------
Investment banking                                     $    818    $    581     $     522
Principal transactions:
 Trading                                                    778         722           869
 Investments                                                206         136            56
Commissions                                                 559         484           490
Fees:
 Asset mgmt, distribution & admin                           656         610           587
 Merchant and cardmember                                    433         424           436
 Servicing                                                  196         186           200
Interest and dividends                                    3,570       3,197         3,369
Other                                                        41          36            31
                                                       --------    --------     ---------
 Total revenues                                        $  7,257    $  6,376     $   6,560
Interest expense                                          2,765       2,478         2,709
Provision for consumer loan losses                          385         378           377
                                                       --------    --------     ---------
 Net revenues                                          $  4,107    $  3,520     $   3,474
                                                       --------    --------     ---------
Compensation and benefits                                 1,849       1,505         1,490
Occupancy and equipment                                     134         127           128
Brokerage, clearing and exchange fees                       130         113            95
Info processing and communications                          249         267           270
Marketing and business development                          293         274           288
Professional services                                       127          99            93
Other                                                       219         178           182
                                                       --------    --------     ---------
 Total non-interest expenses                           $  3,001    $  2,563     $   2,546
                                                       --------    --------     ---------
Income before income taxes                                1,106         957           928
Income tax expense                                          428         367           357
                                                       --------    --------     ---------
Net income before merger charges                       $    678    $    590     $     571
                                                       ========    ========     =========
Preferred stock dividend requirements                  $     15    $     18     $      19
                                                       ========    ========     =========
Earnings applicable to common shares                   $    663    $    572     $     552
                                                       ========    ========     =========
Merger and restructuring charges,
 net of taxes                                          $      0    $     63     $       0
                                                       ========    ========     =========
Earnings applicable to common shares
 after merger charges                                  $    663    $    509     $     552
                                                       ========    ========     =========

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
             Quarterly Consolidated Income Statement Information
                     (unaudited, dollars in millions)

                                                           FOR THE QUARTER ENDED
                                                      11/30/96   8/31/96   5/31/96
                                                     ---------  --------  --------
Investment banking                                    $   638    $   486   $   604
Principal transactions:
 Trading                                                  622        534       680
 Investments                                               26         29        38
Commissions                                               440        417       463
Fees:
 Asset mgmt, distribution & admin                         474        423       430
 Merchant and cardmember                                  413        366       354
 Servicing                                                208        207       182
Interest and dividends                                  2,599      3,035     2,830
Other                                                      34         29        37
                                                      -------    -------   -------
 Total revenues                                       $ 5,454    $ 5,526   $ 5,618
Interest expense                                        2,013      2,412     2,251
Provision for consumer loan losses                        392        307       238
                                                      -------    -------   -------
 Net revenues                                         $ 3,049    $ 2,807   $ 3,129
                                                      -------    -------   -------
Compensation and benefits                               1,310      1,170     1,314
Occupancy and equipment                                   130        122       119
Brokerage, clearing and exchange fees                      85         76        78
Info processing and communications                        269        247       241
Marketing and business development                        278        247       247
Professional services                                     105         84        73
Other                                                     168        165       167
                                                      -------    -------   -------
 Total non-interest expenses                          $ 2,345    $ 2,111   $ 2,239
                                                      -------    -------   -------
Income before income taxes                                704        696       890
Income tax expense                                        252        246       322
                                                      -------    -------   -------
Net income before merger charges                      $   452    $   450   $   568
                                                      =======    =======   =======
Preferred stock dividend requirements                 $    18    $    15   $    17
                                                      =======    =======   =======
Earnings applicable to common shares                  $   434    $   435   $   551
                                                      =======    =======   =======
Merger and restructuring charges,
 net of taxes                                         $     0    $     0   $     0
                                                      =======    =======   =======
Earnings applicable to common shares
 after merger charges                                 $   434    $   435   $   551
                                                      =======    =======   =======

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
             Quarterly Consolidated Income Statement Information
                     (unaudited, dollars in millions)

                                                              FOR THE QUARTER ENDED
                                                          2/29/96     11/30/95     8/31/95
                                                         --------     --------    --------
Investment banking                                       $   458      $   551     $   398
Principal transactions:
 Trading                                                     823          330         478
 Investments                                                  (7)          39          69
Commissions                                                  448          414         395
Fees:
 Asset mgmt, distribution & admin                            390          350         347
 Merchant and cardmember                                     330          306         283
 Servicing                                                   196          173         178
Interest and dividends                                     2,814        2,562       2,742
Other                                                         28           21          24
                                                         -------      -------     -------
 Total revenues                                          $ 5,480      $ 4,746     $ 4,914
Interest expense                                           2,264        1,917       2,131
Provision for consumer loan losses                           247          256         166
                                                         -------      -------     -------
 Net revenues                                            $ 2,969      $ 2,573     $ 2,617
                                                         -------      -------     -------
Compensation and benefits                                  1,258        1,110       1,084
Occupancy and equipment                                      120          116         116
Brokerage, clearing and exchange fees                         77           72          73
Info processing and communications                           228          241         219
Marketing and business development                           236          255         215
Professional services                                         69           60          58
Other                                                        181          170         171
                                                         -------      -------     -------
 Total non-interest expenses                             $ 2,169      $ 2,024     $ 1,936
                                                         -------      -------     -------
Income before income taxes                                   800          549         681
Income tax expense                                           307          194         237
                                                         -------      -------     -------
Net income before merger charges                         $   493      $   355     $   444
                                                         =======      =======     =======
Preferred stock dividend requirements                    $    16      $    16     $    17
                                                         =======      =======     =======
Earnings applicable to common shares                     $   477      $   339     $   427
                                                         =======      =======     =======
Merger and restructuring charges,
 net of taxes                                            $     0      $     0     $     0
                                                         =======      =======     =======
Earnings applicable to common shares
 after merger charges                                    $   477      $   339     $   427
                                                         =======      =======     =======

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
             Quarterly Consolidated Income Statement Information
                     (unaudited, dollars in millions)

                                                    FOR THE QUARTER ENDED
                                                 5/31/95
                                                --------
Investment banking                              $   321
Principal transactions:
 Trading                                            556
 Investments                                         (6)
Commissions                                         386
Fees:
 Asset mgmt, distribution & admin                   345
 Merchant and cardmember                            260
 Servicing                                          175
Interest and dividends                            2,549
Other                                                35
                                                -------
 Total revenues                                 $ 4,621
Interest expense                                  2,040
Provision for consumer loan losses                  126
                                                -------
 Net revenues                                   $ 2,455
                                                -------
Compensation and benefits                           960
Occupancy and equipment                             109
Brokerage, clearing and exchange fees                77
Info processing and communications                  219
Marketing and business development                  187
Professional services                                63
Other                                               184
                                                -------
 Total non-interest expenses                    $ 1,799
                                                -------
Income before income taxes                          656
Income tax expense                                  240
                                                -------
Net income before merger charges                $   416
                                                =======
Preferred stock dividend requirements           $    16
                                                =======
Earnings applicable to common shares            $   400
                                                =======
Merger and restructuring charges,
 net of taxes                                   $     0
                                                =======
Earnings applicable to common shares
 after merger charges                           $   400
                                                =======
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Securities and Asset Management Income Statement Information
                     (unaudited, dollars in millions)

                                                    FOR THE QUARTER ENDED
                                                 8/31/97    5/31/97    2/28/97
                                                 -------    -------    -------

Investment banking                              $    818   $    581   $    522
Principal transactions:
 Trading                                             778        722        869
 Investments                                         206        136         56
Commissions                                          550        476        489
Asset mgmt, distribution & admin fees                656        610        587
Interest and dividends                             2,758      2,416      2,602
Other                                                 38         33         29
                                                 -------    -------    -------
 Total revenues                                 $  5,804   $  4,974   $  5,154
Interest expense                                   2,462      2,191      2,426
                                                 -------    -------    -------
 Net revenues                                   $  3,342   $  2,783   $  2,728
                                                 -------    -------    -------

Compensation and benefits                          1,713      1,369      1,355
Occupancy and equipment                              118        112        113
Brokerage, clearing and exchange fees                126        109         95
Info processing and communications                   141        149        142
Marketing and business development                   101        100         96
Professional services                                103         83         75
Other                                                146        114        126
                                                 -------    -------    -------
 Total non-interest expenses                    $  2,448   $  2,036   $  2,002
                                                 -------    -------    -------
Income before income taxes                           894        747        726
Income tax expense                                   350        286        281
                                                 -------    -------    -------
Net income                                      $    544   $    461   $    445
                                                 =======    =======    =======

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Securities and Asset Management Income Statement Information
                     (unaudited, dollars in millions)

                                                      FOR THE QUARTER ENDED
                                                 11/30/96    8/31/96   5/31/96
                                                 --------    -------   -------
Investment banking                              $     638  $     486  $    604
Principal transactions:
 Trading                                              622        534       680
 Investments                                           26         29        38
Commissions                                           440        417       463
Asset mgmt, distribution & admin fees                 474        423       430
Interest and dividends                              1,899      2,359     2,167
Other                                                  33         28        36
                                                  -------    -------   -------
 Total revenues                                 $   4,132  $   4,276  $  4,418
Interest expense                                    1,753      2,160     2,004
                                                  -------    -------   -------
 Net revenues                                   $   2,379  $   2,116     2,414
                                                  -------    -------   -------

Compensation and benefits                           1,186      1,051     1,195
Occupancy and equipment                               113        108       105
Brokerage, clearing and exchange fees                  85         76        78
Info processing and communications                    143        124       126
Marketing and business development                     94         63        74
Professional services                                  89         71        65
Other                                                 104         93        84
                                                  -------    -------   -------
 Total non-interest expenses                    $   1,814  $   1,586  $  1,727
                                                  -------    -------   -------
Income before income taxes                            565        530       687
Income tax expense                                    200        184       248
                                                  -------    -------   -------
Net income                                      $     365  $     346  $    439
                                                  =======    =======   =======

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Securities and Asset Management Income Statement Information
                     (unaudited, dollars in millions)

                                                        FOR THE QUARTER ENDED
                                                   2/29/96    11/30/95   8/31/95
                                                   -------    --------   -------
Investment banking                                $    458   $     551  $    398
Principal transactions:
 Trading                                               823         330       478
 Investments                                            (7)         39        69
Commissions                                            448         414       395
Asset mgmt, distribution & admin fees                  390         350       347
Interest and dividends                               2,155       1,943     2,134
Other                                                   28          22        23
                                                   -------    --------   -------
 Total revenues                                   $  4,295   $   3,649  $  3,844
Interest expense                                     1,992       1,677     1,902
                                                   -------    --------   -------
 Net revenues                                      $ 2,303   $   1,972  $  1,942
                                                   -------    --------   -------

Compensation and benefits                            1,137         999       979
Occupancy and equipment                                106         103       104
Brokerage, clearing and exchange fees                   77          72        73
Info processing and communications                     119         126       113
Marketing and business development                      65          50        50
Professional services                                   55          48        47
Other                                                  109         103        99
                                                   -------    --------   -------
 Total non-interest expenses                      $  1,668   $   1,501  $  1,465
                                                   -------    --------   -------
Income before income taxes                             635         471       477
Income tax expense                                     243         164       161
                                                   -------    --------   -------
Net income                                        $    392   $     307  $    316
                                                   =======    ========   =======

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Securities and Asset Management Income Statement Information
                     (unaudited, dollars in millions)

                                              FOR THE QUARTER ENDED
                                                    5/31/95
                                                    -------
Investment banking                                 $    321
Principal transactions:
 Trading                                                556
 Investments                                             (6)
Commissions                                             386
Asset mgmt, distribution & admin fees                   345
Interest and dividends                                1,983
Other                                                    33
                                                    -------
 Total revenues                                    $  3,618
Interest expense                                      1,818
                                                    -------
 Net revenues                                      $  1,800
                                                    -------

Compensation and benefits                               861
Occupancy and equipment                                  98
Brokerage, clearing and exchange fees                    77
Info processing and communications                      121
Marketing and business development                       61
Professional services                                    50
Other                                                   108
                                                    -------
 Total non-interest expenses                       $  1,376
                                                    -------
Income before income taxes                              424
Income tax expense                                      152
                                                    -------
Net income                                         $    272
                                                    =======

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Credit and Transaction Services Income Statement Information
                     (unaudited, dollars in millions)
                           (Managed loan basis)

                                                          FOR THE QUARTER ENDED
                                                 8/31/97         5/31/97         2/28/97
                                                 -------         -------        --------
Fees:
 Merchant and cardmember                         $   542         $   528        $    548
 Servicing                                             0               0               0
Commissions                                            9               8               1
Other                                                  4               4               1
                                                 -------         -------        --------
 Total non-interest revenues                     $   555         $   540        $    550

Interest revenue                                   1,322           1,299           1,285
Interest expense                                     507             491             486
                                                 -------         -------        --------
 Net interest income                                 815             808             799

Provision for consumer loan losses                   605             611             603
                                                 -------         -------        --------
 Net credit income                                   210             197             196
                                                 -------         -------        --------
 Net revenues                                    $   765         $   737        $    746
                                                 -------         -------        --------

Compensation and benefits                            136             136             135
Occupancy and equipment                               16              15              15
Brokerage, clearing and exchange fees                  4               4               0
Info processing and communications                   108             118             128
Marketing and business development                   192             174             192
Professional services                                 24              16              18
Other                                                 73              64              56
                                                 -------         -------        --------
 Total non-interest expenses                     $   553         $   527        $    544
                                                 -------         -------        --------

Income before income taxes                           212             210             202
Income tax expense                                    78              81              76
                                                 -------         -------        --------
Net income                                       $   134         $   129        $    126
                                                 =======         =======        ========

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Credit and Transaction Services Income Statement Information
                     (unaudited, dollars in millions)
                           (Managed loan basis)

                                                         FOR THE QUARTER ENDED
                                                 11/30/96      8/31/96       5/31/96
                                                 --------      -------       -------
Fees:
 Merchant and cardmember                         $   510       $   446       $   417
 Servicing                                             0             0             0
Commissions                                            0             0             0
Other                                                  0             0             2
                                                 -------       -------       -------
 Total non-interest revenues                     $   510       $   446       $   419

Interest revenue                                   1,221         1,187         1,150
Interest expense                                     463           455           445
                                                 -------       -------       -------
 Net interest income                                 758           732           705

Provision for consumer loan losses                   598           487           409
                                                 -------       -------       -------
 Net credit income                                   160           245           296
                                                 -------       -------       -------
 Net revenues                                    $   670       $   691       $   715
                                                 -------       -------       -------

Compensation and benefits                            124           119           119
Occupancy and equipment                               17            14            14
Brokerage, clearing and exchange fees                  0             0             0
Info processing and communications                   126           123           115
Marketing and business development                   184           184           173
Professional services                                 16            13             8
Other                                                 64            72            83
                                                 -------       -------       -------
 Total non-interest expenses                     $   531       $   525       $   512
                                                 -------       -------       -------

Income before income taxes                           139           166           203
Income tax expense                                    52            62            74
                                                 -------       -------       -------
Net income                                       $    87       $   104       $   129
                                                 =======       =======       =======

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Credit and Transaction Services Income Statement Information
                     (unaudited, dollars in millions)
                           (Managed loan basis)

                                                             FOR THE QUARTER ENDED
                                                     2/29/96      11/30/95      8/31/95
                                                     -------      --------      -------
Fees:
 Merchant and cardmember                             $   374       $   344      $   320
 Servicing                                                 0             0            0
Commissions                                                0             0            0
Other                                                      0             1            1
                                                    --------       -------      -------
Total non-interest revenues                         $   374        $   345      $   321

Interest revenue                                       1,127         1,050        1,023
Interest expense                                         448           413          402
                                                    --------       -------      -------
 Net interest income                                     679           637          621

Provision for consumer loan losses                       387           380          266
                                                    --------       -------      -------
 Net credit income                                       292           257          355
                                                    --------       -------      -------
 Net revenues                                       $    666      $    602      $   676
                                                    --------       -------      -------

Compensation and benefits                                121           111          105
Occupancy and equipment                                   14            13           12
Brokerage, clearing and exchange fees                      0             0            0
Info processing and communications                       109           115          106
Marketing and business development                       171           205          165
Professional services                                     14            12           11
Other                                                     72            68           73
                                                    --------       -------      -------
 Total non-interest expenses                        $    501       $   524      $   472
                                                    --------       -------      -------

Income before income taxes                               165            78          204
Income tax expense                                        64            30           76
                                                    --------       -------      -------
Net income                                          $    101       $    48      $   128
                                                    ========       =======      =======

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
    Quarterly Credit and Transaction Services Income Statement Information
                     (unaudited, dollars in millions)
                           (Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                                  5/31/95
                                                 --------
Fees:
 Merchant and cardmember                         $   290
 Servicing                                             0
Commissions                                            0
Other                                                  1
                                                 -------
 Total non-interest revenues                     $   291

Interest revenue                                     981
Interest expense                                     393
                                                 -------
 Net interest income                                 588

Provision for consumer loan losses                   225
                                                 -------
 Net credit income                                   363
                                                 -------
 Net revenues                                    $   654
                                                 -------

Compensation and benefits                             99
Occupancy and equipment                               11
Brokerage, clearing and exchange fees                  0
Info processing and communications                    98
Marketing and business development                   126
Professional services                                 13
Other                                                 75
                                                 -------
 Total non-interest expenses                     $   422
                                                 -------

Income before income taxes                           232
Income tax expense                                    88
                                                 -------
Net income                                       $   144
                                                 =======

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                        Segment and Statistical Data
                               (unaudited)

                                                          Quarter Ended                Percentage
                                               Aug 31, 1997        Aug 31, 1996          Change
                                               ------------        ------------        ----------
MSDWD

Period end common shares outstanding            591,895,690         576,822,688                  3%
Book value per common share                    $      20.25        $      16.85                 20%
Shareholder's equity (millions)                $     12,787        $     10,513                 22%
Total capital (millions) (1)                   $     33,417        $     29,241                 14%

SECURITIES ($ billions)

Brokerage
 Dean Witter account executives                       9,634               8,819                  9%
 Dean Witter client assets                     $        288        $        234                 23%

Capital markets (2)
 Mergers and acquisitions announced
   transactions (3)
  MSDWD global market volume                   $      146.8        $      133.2                 10%
  Rank                                                    3                   1
 Worldwide equity & related issues (3)
  MSDWD global market volume                   $       19.6        $       15.4                 27%
  Rank                                                    1                   3

ASSET MANAGEMENT (billions)

Assets under mgmt and administration
Products offered primarily to indivs
 Mutual funds
  Equity                                       $         65        $         34                 91%
  Fixed income                                           51                  24                113%
  Money markets                                          29                  24                 21%
                                                -----------         -----------
  Total mutual funds                                    145                  82                 77%

 ICS Assets                                              13                  10                 30%
 Other                                                   28                   9                211%

Products offered primarily to
   institutional clients
 Mutual funds                                            45                  32                 41%
 Separate accts, pooled vehicle and
  other arrangements                                     94                  70                 34%

Total assets under management                  $        325        $        203                 60%

Global assets under custody                    $        403        $        132                205%

(1) Includes Capital Units and non-current portion of long-term debt.
(2) Source:  Securities Data Corp.
(3) Information is year to date and stated on a calendar year basis.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                        Segment and Statistical Data
                               (unaudited)

                                                          Quarter Ended                    Percentage
                                                   Aug 31, 1997      May 31, 1997           Change
                                                   ------------      ------------          ----------
MSDWD

Period end common shares outstanding                591,895,690        586,342,798                1%
Book value per common share                        $      20.25       $      19.37                5%
Shareholder's equity (millions)                    $     12,787       $     12,156                5%
Total capital (millions) (1)                       $     33,417       $     33,661               (1%)

SECURITIES ($ billions)

Brokerage
 Dean Witter account executives                           9,634              9,373                3%
 Dean Witter client assets                         $        288       $        271                6%

Capital markets (2)
 Mergers and acquisitions announced
   transactions (3)
  MSDWD global market volume                       $      146.8       $       85.6               71%
  Rank                                                        3                  3
 Worldwide equity & related issues (3)
  MSDWD global market volume                       $       19.6       $        9.7              102%
  Rank                                                        1                  2

ASSET MANAGEMENT (billions)

Assets under mgmt and administration
Products offered primarily to indivs
 Mutual funds
  Equity                                           $         65       $         62               5%
  Fixed income                                               51                 49               4%
  Money markets                                              29                 28               4%
                                                   ------------       ------------
  Total mutual funds                                        145                139               4%

 ICS Assets                                                  13                 12               8%
 Other                                                       28                 23              22%

Products offered primarily to
   institutional clients
 Mutual funds                                                45                 41              10%
 Separate accts, pooled vehicle and
  other arrangements                                         94                 88               7%

Total assets under management                      $        325       $        303               7%

Global assets under custody                        $        403       $        410              (2%)

(1) Includes Capital Units and non-current portion of long-term debt.
(2) Source:  Securities Data Corp.
(3) Information is year to date and stated on a calendar year basis.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                        Segment and Statistical Data
                      (unaudited, dollars in millions)

                                        Quarter Ended               Percentage
                                         Aug 31, 1997  Aug 31, 1996   Change
                                         ------------  ------------ ----------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period End                                  $ 21,493    $ 18,828         14%
 Average                                       21,684      18,448         18%

Managed consumer loans (1)
 Period End                                  $ 34,868    $ 32,159          8%
 Average                                     $ 34,620    $ 31,401         10%
 Interest yield                                14.83%      14.80%     0.03 bp
 Interest spread                                8.62%       8.61%     0.01 bp
 Net charge-off rate                            6.61%       5.55%     1.06 bp
 Delinquency rate (over 30 days)                7.47%       6.42%     1.05 bp

General purpose credit card
 accounts (in millions)                            40          38
NOVUS Network new merchant
 locations (in thousands)                         101         109

(1) Includes owned and securitized consumer loans

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                        Segment and Statistical Data
                      (unaudited, dollars in millions)

                                             Quarter Ended          Percentage
                                          Aug 31, 1997 May 31, 1997   Change
                                          ------------ ------------ ----------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period End                                  $ 21,493    $ 21,143          2%
 Average                                       21,684      20,937          4%

Managed consumer loans (1)
 Period End                                  $ 34,868    $ 34,167          2%
 Average                                     $ 34,620    $ 34,032          2%
 Interest yield                                14.83%      14.85%    (0.02 bp)
 Interest spread                                8.62%       8.72%    (0.10 bp)
 Net charge-off rate                            6.61%       7.07%    (0.46 bp)
 Delinquency rate (over 30 days)                7.47%       6.90%     0.57 bp

General purpose credit card
 accounts (in millions)                            40          40
NOVUS Network new merchant
 locations (in thousands)                         101         108

(1) Includes owned and securitized consumer loans

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
                        Segment and Statistical Data
                      (unaudited, dollars in millions)

                                             Nine Months Ended       Percentage
                                        Aug 31, 1997  Aug 31, 1996     Change
                                        ------------  ------------  ------------
CREDIT AND TRANSACTION SERVICES

Owned consumer loans
 Period End
 Average

Managed consumer loans (1)
 Period End
 Average
 Interest yield                              14.84%        14.88%      (0.04 bp)
 Interest spread                              8.69%         8.57%       0.12 bp
 Net charge-off rate                          6.86%         5.19%       1.67 bp
 Delinquency rate (over 30 days)              7.47%         6.42%       1.05 bp

General purpose credit card
 accounts (in millions)                          40            38
NOVUS Network new merchant
 locations (in thousands)                       302           302

(1) Includes owned and securitized consumer loans

                                     F - 9